. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# Exhibit 4.1 SERIES F CUMULATIVE SERIES F CUMULATIVE PO BOX 43004, Providence, RI 02940-3004 REDEEMABLE PFD REDEEMABLE PFD ADD 4 ADD 3 ADD 2 ADD 1 DESIGNATION (IF ANY) MR ASAMPLE PAR VALUE $0.01 Certificate Shares Number **000000****************** ***000000***************** ZQ00000000 ****000000**************** AGNC INVESTMENT CORP. *****000000*************** ******000000************** INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. CUSIP XXXXXX XX X Alexander David SampleMR. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David MRS. Sample **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. AlexanderMR. David SampleSAMPLE **** Mr. Alexander David Sample& MRS.**** Mr. Alexander DavidSAMPLE Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** is the owner of *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00 0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000***ZERO HUNDRED THOUSAND CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0000 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****00000 AGENT, AVAILABLE ONLINE AT 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000ZERO HUNDRED AND ZERO*** www.computershare.com **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY-PAID AND NON-ASSESSABLE SHARES OF THE SERIES F CUMULATIVE REDEEMABLE PFD OF DTC Number of Shares Insurance Value Holder ID CUSIP/IDENTIFIER AGNC Investment Corp. Total Transaction 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Certificate Numbers transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. 12345678 123456789012345 Num/No. DATED DD-MMM-YYYY ESTME V NT IN O 6 5 4 3 2 1 R C RP AT O E O COUNTERSIGNED AND REGISTERED: Chief Executive Officer C C N R COMPUTERSHARE TRUST COMPANY, N.A. G P . A Denom. TRANSFER AGENT AND REGISTRAR, XXXXXXXXXX XXXXXX XX X 1,000,000.00 6 5 4 3 2 1 2008 123456 D ELAWAR E Total 7 6 5 4 3 2 1 Senior Vice President & Secretary By AUTHORIZED SIGNATURE

. AGNC INVESTMENT CORP. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. THE SHARES OF THE CORPORATION'S 6.125% SERIES F FIXED-TO-FLOATING RATE CUMULATIVE REDEEMABLE PREFERRED STOCK (THE "PREFERRED STOCK") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL OWNERSHIP, CONSTRUCTIVE OWNERSHIP AND TRANSFER (AS EACH SUCH CAPITALIZED TERM IS DEFINED IN THE CORPORATION'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "CERTIFICATE OF INCORPORATION")) FOR PURPOSES OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST (A "REIT") UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CERTIFICATE OF INCORPORATION, (I) NO PERSON (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION'S COMMON STOCK (THE "COMMON STOCK") IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE TOTAL OUTSTANDING SHARES OF COMMON STOCK, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION), IN WHICH CASE THE EXCEPTED HOLDER LIMIT (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) SHALL BE APPLICABLE; (II) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF ANY CLASS OR SERIES OF THE CORPORATION'S STOCK (THE "CAPITAL STOCK") IN EXCESS OF 9.8% (IN VALUE OR NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE TOTAL OUTSTANDING SHARES OF CAPITAL STOCK, UNLESS SUCH PERSON IS AN EXCEPTED HOLDER, IN WHICH CASE THE EXCEPTED HOLDER LIMIT SHALL BE APPLICABLE; (III) NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK THAT WOULD RESULT IN THE CORPORATION BEING CLOSELY HELD UNDER SECTION 856(H) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (IV) NO PERSON MAY TRANSFER SHARES OF CAPITAL STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. OWNERSHIP OF THE PREFERRED STOCK WILL BE COUNTED AS COMMON STOCK (ON AN AS-CONVERTED BASIS), IN ADDITION TO BEING COUNTED AS CAPITAL STOCK, FOR PURPOSES OF SUCH LIMITATIONS. ANY PERSON WHO BENEFICIALLY OWNS OR CONSTRUCTIVELY OWNS, OR ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF CAPITAL STOCK IN EXCESS OR VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE ABOVE RESTRICTIONS ON BENEFICIAL OWNERSHIP, CONSTRUCTIVE OWNERSHIP OR TRANSFER ARE VIOLATED, THE SHARES OF PREFERRED STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO A TRUST (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IN ADDITION, THE BOARD OF DIRECTORS SHALL TAKE SUCH ACTION AS IT DEEMS ADVISABLE TO REFUSE TO GIVE EFFECT TO OR PREVENT SUCH TRANSFER OR OTHER EVENT, INCLUDING, WITHOUT LIMITATION, CAUSING THE CORPORATION TO REDEEM SHARES OF CAPITAL STOCK; PROVIDED, HOWEVER, THAT ANY TRANSFER OR ATTEMPTED TRANSFER OR OTHER EVENT IN VIOLATION OF THE ABOVE RESTRICTIONS ON BENEFICIAL OWNERSHIP, CONSTRUCTIVE OWNERSHIP AND TRANSFER SHALL AUTOMATICALLY RESULT IN THE ABOVE TRANSFER TO THE TRUST AND, WHERE APPLICABLE, SUCH TRANSFER (OR OTHER EVENT) SHALL BE VOID AB INITIO AS PROVIDED ABOVE IRRESPECTIVE OF ANY ACTION (OR NON-ACTION) BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS MAY, PURSUANT TO SECTION 8.2.8 OF THE CERTIFICATE OF INCORPORATION, INCREASE OR DECREASE THE PERCENTAGE OF PREFERRED STOCK OR CAPITAL STOCK THAT A PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN. A COPY OF THE CERTIFICATE OF INCORPORATION, INCLUDING THE ABOVE RESTRICTIONS ON BENEFICIAL OWNERSHIP, CONSTRUCTIVE OWNERSHIP AND TRANSFER, WILL BE FURNISHED TO EACH HOLDER OF CAPITAL STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -............................................Custodian ................................................ (Cust) (Minor) TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act ........................................................ (State) JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT -............................................Custodian (until age ................................) and not as tenants in common (Cust) .............................under Uniform Transfers to Minors Act ................... (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, ____________________________hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares of the Series F Cumulative Redeemable PFD represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated: __________________________________________20__________________ Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: ____________________________________________________________ Signature: ____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The IRS requires that the named transfer agent (“we”) report the cost basis of certain shares or units acquired after January 1, 2011. If your shares or units are covered by the legislation, and you requested to sell or transfer the shares or units using a specific cost basis calculation method, then we have processed as you requested. If you did not specify a cost basis calculation method, then we have defaulted to the first in, first out (FIFO) method. Please consult your tax advisor if you need additional information about cost basis. If you do not keep in contact with the issuer or do not have any activity in your account for the time period specified by state law, your property may become subject to state unclaimed property laws and transferred to the appropriate state.